Alpine Municipal Money Market Fund
Alpine Tax Optimized Income Fund
Investor Class
Each a series of Alpine Income Trust

Supplement Dated October 26, 2007 to the
Prospectus dated February 28, 2007

ALPINE TAX OPTIMIZED INCOME FUND

On September 24, 2007, the Board of Trustees of the Trust approved changing the name of the Alpine Tax Optimized Income Fund to the Alpine Ultra Short Tax Optimized Income Fund.